SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, NW

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

For the Month of October, 2001

MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES: 2001-ms11

(Exact name of the registrant as specified in charter)

Delaware 333-72879-20 94-2528990

(State or other (Commission (IRS Employer

jurisdiction of File Number) Identification

Incorporation) Number)

75 NORTH FAIRWAY DRIVE

VERNON HILLS, IL 60061

(Address of principal executive offices)

Registrant's telephone number, including area code:

(847) 549-6500

ITEM 5.

See Exhibit 99, the Distribution Report for the Month of October, 2001,

attached hereto.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:

EXHIBITS:

A. (null), Mortgage Pass-Through Certificates,

SERIES: 2001-ms11 , Monthly Distribution Report for October 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2001

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

(Registrant)

By:

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RICHIE MOORE

SECOND VICE PRESIDENT